Supplement to Prospectus dated October 23, 2006

Florida Series, New Jersey Series, New York Series, and Pennsylvania Series

of Dryden Municipal Series Fund

Pending Reorganizations

Shareholders of the Florida Series, the New Jersey Series, New York Series, and the Pennsylvania Series of Dryden Municipal Series Fund recently approved the reorganization of these state-specific funds into Dryden National Municipals Fund, Inc. (Dryden National Fund). Subject to the satisfaction of certain customary closing conditions, each state-specific fund will transfer all of its assets to, and all of its liabilities will be assumed by, Dryden National Fund. In connection therewith, each whole and fractional share of each class of the state-specific funds will be exchanged for whole and fractional shares of equal dollar value of the corresponding class of Dryden National Fund, the outstanding shares of the state-specific funds will be cancelled, and the state-specific funds will be liquidated and terminated. The closings for the four reorganizations are expected to take place after the close of business on Friday, December 15, 2006.

As set forth in the Proxy Statement and Prospectus relating to the four reorganizations, the investment objectives of the Florida Series and Dryden National Fund are similar in that each fund seeks current income that is exempt from federal income taxes; however, they differ with respect to how fund shares are treated for purposes of Florida intangible personal property taxes. Unlike the Florida Series, the value of shares of Dryden National Fund currently is not exempt from Florida intangible personal property taxes. On July 27, 2006, the Florida intangible personal property tax was repealed. Such repeal is effective January 1, 2007. The investment objectives of the New Jersey Series, the New York Series, the Pennsylvania Series, and Dryden National Fund are similar in that each fund seeks current income that is exempt from federal income taxes; however, they differ with respect to how dividend income on fund shares is treated for New Jersey, New York, and Pennsylvania state and local income tax purposes. Unlike these three Series, dividend income received by shareholders of Dryden National Fund is not exempt from New Jersey, New York, or Pennsylvania state or local income taxes.

Shareholders who wish to pursue mutual fund investments that offer both federal and state tax benefits may sell their shares of the relevant state-specific fund prior to the closing date for the reorganizations (i.e., on or about December 15, 2006). All applicable contingent deferred sales charges will be waived for all sales of shares of the state-specific funds that take place during the period from October 16, 2006 to December 15, 2006. Such sales may result in adverse tax consequences to selling shareholders. Please consult a qualified tax advisor for more information.

In addition, the state-specific funds will be closed to all purchases of shares (other than share purchases from the reinvestment of dividends and distributions) and exchanges into the funds beginning on October 30, 2006. In particular, purchases of state-specific fund shares through automatic purchase plans will be subject to this closure. Please note that upon completion of the reorganizations, all automatic purchase plans for the state-specific funds will be automatically transferred to the Dryden National Fund.

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